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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 15, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


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
                  Ohio                                                                    31-1056105
      (State or other jurisdiction                       1-8519                          (IRS Employer
           of incorporation)                    (Commission File Number)              Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                                                 45202
(Address of principal executive offices)                                                  (Zip Code)
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       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                    CINCINNATI BELL INC.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 14, 2003, Cincinnati Bell Inc. filed its second quarter Form 10-Q with the Securities and Exchange Commission. The filing included a correction decreasing previously announced diluted earnings per share. A copy of the Company's press release is attached as Exhibit 99.1



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CINCINNATI BELL INC.


                                       By:  /s/ Christopher J. Wilson
                                          --------------------------------------
                                            Christopher J. Wilson
                                            Vice President and General Counsel





Date: August 15, 2003



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                                  Exhibit Index


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Exhibit No.                       Exhibit                           Page No.
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   99.1            Press Release of the Company dated
                           August 14, 2003
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